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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(D) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     February 19, 2004
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                        KEYCORP STUDENT LOAN TRUST 2002-A
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    333-62624-03             73-1636567
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)



           c/o Key Bank USA, National Association, as Administrator,
                     Attn: Debra S. Fronius, Vice President
                   800 Superior Avenue, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:    (216) 828-9353
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Item 5. OTHER EVENTS

Historically, the Trust has considered unguaranteed Group II Student Loans to be uncollectible and charged-off those loans when they are 180 days delinquent. This practice has been consistent with the practice of the Master Servicer regarding the charge-off of similar loans owned and serviced by the Master Servicer. The effect of a charge-off of a Group II Student Loan generally is to result in a reduction in the Group II Pool Balance, which has the effect of increasing the Group II Principal Distribution Amount. The timing of the charge-off of a Financed Student Loan also affects the administrative and collection procedures relating to the Financed Student Loan.

Recently, the Office of the Comptroller of the Currency, the principal regulator of national banks, including the Master Servicer, has instructed that, based on its interpretation of the Uniform Retail Credit Classification and Account Management Policy (the "Uniform Policy"), unguaranteed student loans held by national banks should be charged-off for accounting purposes when they are 120 days (rather than 180 days) delinquent. The Uniform Policy was originally issued in 1999 and revised in 2000 by the Federal Financial Institutions Examination Council, acting on behalf of various federal bank regulators, including the Office of the Comptroller of the Currency. The Uniform Policy established standards for the classification and treatment of retail credit in financial institutions.

So that the unguaranteed Group II Student Loans owned by the Trust continue to be managed and administered in the same manner as similar loans owned or serviced by the Master Servicer, this 120-day standard is also being applied with respect to the Trust's unguaranteed Group II Student Loans. The effect of applying this 120-day standard regarding charge-offs of loans of this type to the unguaranteed Group II Student Loans in the Trust will result in those loans being charged-off sooner, which causes at least a temporary acceleration of the reduction in the Group II Pool Balance and increase in the Group II Principal Distribution Amount. At this time, it is not possible to predict the extent or duration of any such acceleration in the reduction of the Group II Pool Balance. It is also not possible to predict whether this change in the timing of the charge-off of unguaranteed Group II Student Loans will have any effect on either the number of loans which become delinquent and are ultimately charged-off or the amounts ultimately recovered on delinquent loans, or the timing of any such recovery.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 19, 2004






                        KeyCorp Student Loan Trust 2002-A

                        By: Key Bank USA, National Association, as Administrator




                        By: /S/  Debra S. Fronius
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                            Debra S. Fronius
                            Vice President